UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

Inovio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 W. Germantown Pike, Suite 110
Plymouth Meeting, PA 19462
(Address of principal executive offices, including zip code)

(267) 440-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 21, 2024, the Board of Directors (the “Board”) of Inovio Pharmaceuticals, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board (the “Committee”), granted performance-based restricted stock units (“RSUs” and such performance-based grants, the “PSU Awards”) to the Company’s named executive officers (each, an “NEO,” and collectively, the “NEOs”) under the terms of the Company’s 2023 Omnibus Incentive Plan (the “2023 Plan”). Each PSU Award was expressed as a target number of RSUs, as set forth in the table below.

Name	Title	Target Number of RSUs Underlying PSU Award (#)
Jacqueline E. Shea, Ph.D.	President and Chief Executive Officer	33,200
Peter D. Kies	Chief Financial Officer	8,900
Laurent M. Humeau, Ph.D.	Chief Scientific Officer	8,900

With respect to the PSU Awards, the Board established specified performance goals and corresponding performance periods over which the goals must be attained, the satisfaction of which are conditions to earning the PSU Awards and vesting of the underlying RSUs. The PSU Awards are in addition to the stock options and time-based RSUs that the Committee awarded to the NEOs on February 28, 2024.

One share of Common Stock will be issued for each RSU which vests according to the criteria described below.

Of the target number of RSUs underlying each PSU Award, up to 70% will vest based on the achievement of specified milestones relating to the development, regulatory status and commercialization of the Company’s lead product candidate INO-3107 (each, a “Milestone,” and collectively, the “Milestones”). The Milestones include FDA approval and U.S. commercial launch of INO-3107, as well as the achievement of specified levels of market share and cumulative net sales. Each Milestone has a specified deadline for achievement ranging between the end of 2025 and the end of 2027.

The Committee will certify the achievement of each Milestone. If an individual Milestone is not achieved on or prior to the applicable deadline, then unless otherwise provided by the Committee, the NEO would not be eligible to vest with respect to the corresponding number of RSUs for achievement of that Milestone. The NEO must generally continue to be providing services to the Company on the date on which the Committee certifies achievement of the applicable Milestone in order for the RSUs to vest with respect to that particular Milestone.

The remaining 30% of the target number of RSUs underlying each PSU Award will be eligible to vest based on the Company’s achievement of total stockholder return relative to a peer group consisting of companies in the Russell 2000 Biotechnology Subsector index (the “Relative TSR”) over the period beginning on June 1, 2024 and ending on December 31, 2027 (the “Performance Period”), expressed as a percentile ranking.

The number of RSUs, if any, actually earned based on the achievement of the Relative TSR goal may range from 50% of the target number of RSUs for performance at a specified threshold percentile, to 100% of the target number of RSUs for performance at the target percentile, and up to 150% of the target number of RSUs for performance at or above a specified maximum percentile. In the event that actual Relative TSR performance is between the threshold and target levels or between the target and maximum levels, the number of RSUs earned based on Relative TSR will be determined based on linear interpolation between the specified percentiles. If the Company’s actual Relative TSR performance is below the threshold percentile, then no RSUs would be earned based on Relative TSR. The number of RSUs earned based on Relative TSR may not exceed the target number of RSUs eligible to vest based on Relative TSR if the Company’s total stockholder return is negative for the Performance Period.

The Committee will certify the level of achievement of Relative TSR as soon as practicable following the Performance Period. The NEO must generally continue to be providing services to the Company on the date on which the Committee certifies achievement of Relative TSR in order for the RSUs to vest based on Relative TSR.

In the event that a Change in Control (as defined in the 2023 Plan) occurs prior to the certification date for the achievement of an applicable Milestone, the corresponding number of RSUs that remain unvested based on the applicable Milestone as of the date of such Change in Control will vest in full if: (i) the successor or surviving entity (or its parent) fails to continue or assume the PSU Award or (ii) if the successor or surviving entity does continue or assume the PSU Award but the NEO is subsequently terminated without Cause or resigns for Good Reason (each as defined in the Company’s Severance Plan) within the two-year period immediately following such Change in Control.

In the event that a Change in Control occurs prior to the Relative TSR certification date, the corresponding number of RSUs that remain unvested based on Relative TSR as of the date of such Change in Control will vest at the greater of (x) the total target number of RSUs eligible to vest based on Relative TSR and (y) the number of RSUs that would be earned based on actual Relative TSR performance through the date of such Change in Control (as determined by the Committee) if: (i) the successor or surviving entity (or its parent) fails to continue or assume the PSU Award or (ii) if the successor or surviving entity does continue or assume the PSU Award but the NEO is subsequently terminated without Cause or resigns for Good Reason within the two-year period immediately following such Change in Control.

In the event the NEO’s employment with the Company is terminated by the Company or by the NEO for any reason other than death or disability, any RSUs for which the applicable performance goal has not been achieved, as determined by the Committee in its sole discretion, will be forfeited. In the event of the NEO’s death or disability, any RSUs for which the applicable performance goal has not been achieved may vest as determined by the Committee in its sole discretion.

The description of the PSU Awards contained herein is a summary of their material terms, does not purport to be complete and is qualified in its entirety by reference to the 2023 Plan and the form of RSU Grant Package under the 2023 Plan, which were filed as Exhibit 10.31 and Exhibit 10.33, respectively, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission on March 6, 2024.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 21, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), at which the stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2024 (the “Proxy Statement”).

Of the 23,370,640 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) entitled to vote as of the record date, which includes shares of Common Stock issuable on conversion of outstanding shares of Series C Cumulative Convertible Preferred Stock, a total of 11,625,442 shares of Common Stock, or 49.74%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal 1: The election of the following eight nominees as directors of the Company to serve until the Company’s 2025 Annual Meeting of Stockholders and until their successors are elected. The votes were cast as follows:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Simon X. Benito	3,735,000	325,511	7,564,931
Roger D. Dansey, M.D.	3,752,771	307,740	7,564,931
Ann C. Miller, M.D.	3,451,907	608,604	7,564,931
Jacqueline E. Shea, Ph.D.	3,812,988	247,523	7,564,931
Jay P. Shepard	3,760,672	299,839	7,564,931
David B. Weiner, Ph.D.	3,819,190	241,321	7,564,931
Wendy L. Yarno	3,106,384	954,127	7,564,931
Lota S. Zoth	3,448,595	611,916	7,564,931

Proposal 2: The ratification of the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
11,107,788	440,795	76,859	0

Proposal 3: The approval, on a non-binding advisory basis, of the compensation of the NEOs described in the Proxy Statement. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
3,001,768	946,999	111,744	7,564,931

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

Date: May 28, 2024	By:	/s/ Peter Kies
Peter Kies
Chief Financial Officer

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